Northwestern Mutual Series Fund, Inc.

Supplement Dated September 5, 2024 to the
Statutory Prospectus Dated May 1, 2024
The following information supplements the Statutory Prospectus for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2024 (the “Prospectus”), as supplemented July 5, 2024. You should read this Supplement together with the Prospectus.
Amendments to Investment Sub-Advisory Agreements with Sub-Advisers
Effective on August 29, 2024, the Board of Directors of the Fund approved amendments to the investment sub-advisory agreements between Mason Street Advisors, LLC (“Mason Street Advisors”) and (i) J.P. Morgan Investment Management, Inc. (“JP Morgan”) with respect to the Large Cap Blend Portfolio; and (ii) Massachusetts Financial Services Company (“MFS®”) with respect to the Research International Core Portfolio. In approving the amendments, the Fund relied on an Exemptive Order issued by the Securities and Exchange Commission (“SEC”) that permits the Fund and Mason Street Advisors to amend investment sub-advisory agreements without shareholder approval so long as, among other conditions, shareholders are provided notice of the amendment.
The amendments modified certain provisions of the investment sub-advisory agreements which had been in place with JP Morgan and MFS®. With respect to JP Morgan and the investment sub-advisory agreement related to the Large Cap Blend Portfolio, the amendment modified a provision concerning permissible information disclosure made to third-party service providers utilized by the sub-adviser. With respect to MFS® and the investment sub-advisory agreement related to the Research International Core Portfolio, the amendment modified a provision related to obligations associated with the sub-adviser’s information security program. Neither of the amendments modified the terms of the advisory fees in place with either sub-adviser.
Sub-Adviser Change for Mid Cap Growth Stock Portfolio
On or about October 28, 2024, JP Morgan will replace Wellington Management Company LLP (“Wellington”) as the sub-adviser for the Fund’s Mid Cap Growth Stock Portfolio. JP Morgan will provide investment sub-advisory services for the Portfolio pursuant to an Investment Sub-Advisory Agreement approved by the Fund’s Board of Directors on August 29, 2024.
In approving the new Investment Sub-Advisory Agreement, the Fund relied on an Exemptive Order issued by the Securities and Exchange Commission that permits the Fund and its investment adviser to hire or terminate a sub-adviser at any time without shareholder approval so long as, among other conditions, shareholders are provided notice of the change. Additional information about JP Morgan, its investment strategies for the Portfolio, associated risks, and other information will be made available in the near future, consistent with the requirements of the Exemptive Order.
Please retain this Supplement for future reference.